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Exhibit 10.8
Restricted Stock Plan

                                 CYBERCASH, INC.

                           1999 RESTRICTED STOCK PLAN





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                                TABLE OF CONTENTS

                                                                            PAGE
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1. PURPOSE...................................................................1
2. DEFINITIONS...............................................................1
3. ADMINISTRATION OF THE PLAN................................................3
        3.1. Board...........................................................3
        3.2. Committee.......................................................3
        3.3. Awards..........................................................3
        3.4. No Liability....................................................4
4. STOCK SUBJECT TO THE PLAN.................................................4
5. EFFECTIVE DATE AND TERM OF THE PLAN.......................................4
        5.1. Effective Date..................................................4
        5.2. Term............................................................4
6.  ELIGIBILITY..............................................................4
        6.1. Company or Subsidiary Employees; Service Providers..............4
        6.2. Successive Grants...............................................4
7. AWARD AGREEMENT...........................................................4
8. RESTRICTED STOCK..........................................................4
        8.1. Grant of Restricted Stock.......................................4
        8.2. Restrictions....................................................4
        8.3. Restricted Stock Certificates...................................5
        8.4. Rights of Holders of Restricted Stock...........................5
        8.5. Termination of Employment or Other Relationship.................5
        8.6. Rights in the Event of Death....................................5
        8.7. Rights in the Event of Disability...............................5
        8.8. Delivery of Stock and Payment Therefor..........................5
9. UNRESTRICTED STOCK AWARDS.................................................6
10. PARACHUTE LIMITATIONS....................................................6
11. REQUIREMENTS OF LAW......................................................6
        11.1. General........................................................6
        11.2. Rule 16B-3.....................................................7
12. AMENDMENT AND TERMINATION OF THE PLAN....................................7
13. EFFECT OF CHANGES IN CAPITALIZATION......................................7
        13.1. Changes in Stock...............................................7
        13.2. Reorganization, Sale of Assets or Sale of
              Stock Which Involves a Change of Control.......................7
        13.3. Adjustments....................................................8
        13.4. No Limitations on Company......................................8
14. DISCLAIMER OF RIGHTS.....................................................8
15. NONEXCLUSIVITY OF THE PLAN...............................................8
16. WITHHOLDING TAXES........................................................8
17. CAPTIONS.................................................................9

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18. OTHER PROVISIONS.........................................................9
19. NUMBER AND GENDER........................................................9
20. SEVERABILITY.............................................................9
21. GOVERNING LAW............................................................9



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                                 CYBERCASH, INC.

                           1999 RESTRICTED STOCK PLAN

       CyberCash, Inc., a Delaware corporation (the "Company"), sets forth herein the terms of its 1999 Restricted Stock Plan (the "Plan") as follows:

1.     PURPOSE

       The purpose of the Plan is to enhance the Company's ability to attract, retain and compensate highly qualified officers, key employees, and other persons, and to motivate such officers, key employees, and other persons to serve the Company and its affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of restricted stock and unrestricted stock.

2.     DEFINITIONS

       For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

       2.1 "affiliate" of, or person "affiliated" with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act.

       2.2 "Award" means a grant of Restricted Stock or Unrestricted Stock under the Plan.

       2.3 "Award Agreement" means the Restricted Stock Agreement or Unrestricted Stock Award Agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

       2.4 "Benefit Arrangement" shall have the meaning set forth in SECTION 10 hereof.

       2.5    "Board" means the Board of Directors of the Company.

       2.6 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

       2.7 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any affiliate of the Company.

       2.8    "Company" means CyberCash, Inc.




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       2.9    "Effective Date" means January 29, 1999, the date on which the
Plan was adopted by the Board.

       2.10 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

       2.11 "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows and in each case in a manner consistent with Section 260.140.50 of Title of the California Code of
Regulations:

       (1) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

       (2) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling process are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

       (3) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

       2.11 "Grant Date" means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves an Award, (ii) the date on which the recipient of such Award first became an employee of or otherwise entered into a relationship with the Company or an affiliate of the Company or (iii) such other date as may be specified by the Board or such Committee.

       2.12 "Grantee" means a person who receives or holds Restricted Stock or an Unrestricted Stock Award under the Plan.

       2.13 "Other Agreement" shall have the meaning set forth in SECTION 10 hereof.

       2.14   "Plan" means this CyberCash, Inc. 1999 Restricted Stock Plan.

       2.15 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

       2.16 "Restricted Period" means the period during which Restricted Stock is subject to restrictions or conditions pursuant to SECTION 8.2 hereof.



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       2.17   "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to SECTION 8 hereof, that are subject to restrictions and to a risk of forfeiture.

       2.18 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

       2.19 "Service Provider" means a consultant or adviser to the Company, a manager of the Company's properties or affairs, or other similar service provider or affiliate of the Company, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to
SECTION 6.1 hereof.

       2.20 "Stock" means the common stock, par value $0.001 per share, of the Company.

       2.21 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

       2.22   "Unrestricted Stock Award" means any Award granted pursuant to
SECTION 9.

3.     ADMINISTRATION OF THE PLAN

3.1    Board.

       The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's articles of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final and conclusive. As permitted by law, the Board may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

3.2    Committee.

       The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in SECTION 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Corporation and applicable law. In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. As permitted by law, the Committee may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

3.3    Awards.

       Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of Award to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to an Award, (iv) to establish the terms and conditions of each Award (including, but not limited to, the nature and duration of any restriction or condition (or




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provision for lapse thereof) relating to the vesting, transfer, or forfeiture of an Award or the shares of Stock subject thereto), (v) to prescribe the form of each Award Agreement evidencing an Award, and (vi) to amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any subsequent Award, the Board shall have the right, at its discretion, to require Grantees to return to the Company Awards previously made under the Plan. Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board at the time the new Award is made.

3.4  No Liability.

       No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

4      STOCK SUBJECT TO THE PLAN

       Subject to adjustment as provided in SECTION 13 hereof, the number of shares of Stock available for issuance under the Plan shall be 500,000. Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan.

5      EFFECTIVE DATE AND TERM OF THE PLAN

5.1    Effective Date.

       The Plan shall be effective as of the Effective Date.

5.2    Term.

       The Plan has no termination date.

6      ELIGIBILITY

6.1    Company or Subsidiary Employees; Service Providers.

       Awards may be made under the Plan to any employee of, or a Service Provider to, the Company or any Subsidiary, including any such employee who is an officer or director of the Company or of any Subsidiary, as the Board shall determine and designate from time to time.

6.2    Successive Grants.

       An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

7      AWARD AGREEMENT

       Each Award pursuant to the Plan shall be evidenced by an Award Agreement, to be executed by the Company and by the Grantee, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.

8     RESTRICTED STOCK

8.1    Grant of Restricted Stock.

       The Board may from time to time grant Restricted Stock to persons eligible to receive Awards under SECTION 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

8.2  Restrictions.

       At the time an Award of Restricted Stock is made, the Board shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock. Each Award of Restricted Stock may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time an Award of Restricted Stock is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives. Restricted Stock may not be



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sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock.

8.3    Restricted Stock Certificates.

       The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

8.4  Rights of Holders of Restricted Stock.

           Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.

8.5    Termination of Employment or Other Relationship.

       Upon the termination of a Grantee's employment or other relationship with the Company other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Restricted Stock held by such Grantee that has not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the Board, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

8.6    Rights in the Event of Death.

       Unless otherwise provided in the Award Agreement, if a Grantee dies while employed by the Company, only the vested Restricted Stock granted to such Grantee shall be fully vested on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee's estate.

8.7    Rights in the Event of Disability.

       Unless otherwise provided in the Award Agreement, if a Grantee terminates employment or other relationship with the Company by reason of his or her "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), only the Restricted Stock granted to such Grantee shall be fully vested on the date of such termination. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

8.8    Delivery of Stock and Payment Therefor.

       Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock shall lapse, and, unless otherwise provided in the Award Agreement, upon payment by the Grantee to the Company, in cash or by check, of the aggregate par value of the shares of Stock represented by such Restricted Stock (or such other higher purchase price determined by the Board), a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.




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9      UNRESTRICTED STOCK AWARDS

       The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Grantee.

10     PARACHUTE LIMITATIONS

       Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Restricted Stock held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

11     REQUIREMENTS OF LAW

11.1   General.

       The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take




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any affirmative action in order to cause the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority.

11.2   Rule 16b-3.

       During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.


12     AMENDMENT AND TERMINATION OF THE PLAN

       The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made; provided, however, that the Board shall not, without approval of the Company's shareholders, amend the Plan such that it does not comply with the Code. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of the Grantee taking actions in "competition with the Company," as defined in the applicable Award Agreement. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an affiliate and is terminated "for cause" as defined in the applicable Award Agreement. Except as permitted under this SECTION 12 or
SECTION 13 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Award theretofore awarded under the Plan.

13     EFFECT OF CHANGES IN CAPITALIZATION

13.1   Changes in Stock.

       If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event.

13.2 Reorganization, Sale of Assets or Sale of Stock Which Involves a Change of Control.

       Upon the dissolution or liquidation of the Company or upon a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (or person or entities acting as a group or otherwise in concert, owning fifty percent (50%) or more of the combined voting power of all classes of securities of the Company), all outstanding shares subject to Awards shall be deemed to have vested, and all restrictions and conditions applicable to such shares subject to Awards shall be deemed to have lapsed, immediately prior to the occurrence of such event. This SECTION 13.2 shall not apply to any transaction to the extent that (A) provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of the Restricted Stock theretofore granted, or for the substitution for such Restricted Stock of new restricted stock covering the stock of a successor entity,





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or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares, in which event the Plan and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided or (B) a majority of the full Board determines that such transaction shall not trigger application of the provisions of this SECTION 13.2 and limited by any "change in control" provision in any employment agreement or Award Agreement applicable to the Grantee. Upon consummation of any such transaction, the Plan shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan.

13.3   Adjustments.

       Adjustments under SECTION 13 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

13.4   No Limitations on Company.

       The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

14     DISCLAIMER OF RIGHTS

       No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

15     NONEXCLUSIVITY OF THE PLAN

       Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

16     WITHHOLDING TAXES

       The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Subsidiary, which may be withheld by the Company or the Subsidiary, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Subsidiary to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Subsidiary shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such




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




withholding obligation shall be determined by the Company or the Subsidiary as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this SECTION 16 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

17     CAPTIONS

       The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18     OTHER PROVISIONS

       Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

19     NUMBER AND GENDER

       With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

20     SEVERABILITY

       If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

21   GOVERNING LAW

       The validity and construction of this Plan and the instruments evidencing the Awards granted hereunder shall be governed by the laws of the State of Delaware (without giving effect to the choice of law provisions thereof).

                                      * * *

       The Plan was duly adopted and approved by the Board of Directors of the Company as of January 27, 1999.

                             /s/James J. Condon
                            -------------------------------------------------
                                        James J. Condon
                                        President and Chief Financial Officer

Exhibit to Exhibit 10.8
(Form of Award Certificate)





                                 CYBERCASH, INC.
                    1999 RESTRICTED STOCK AND INCENTIVE PLAN

                       RESTRICTED STOCK AWARD CERTIFICATE
                               (NON-TRANSFERABLE)

       1. THE SALE. CyberCash, Inc., a Delaware Corporation, (the "Company") pursuant to action of the Board and in accordance with the CyberCash, Inc. 1999 Restricted Stock and Incentive Plan ("Plan"), hereby sells to <<FirstName>>
<<LastName>> ("Holder") and Holder hereby purchases from the Company <<Shares>>
shares of common stock of the Company (the "Restricted Stock"), for $
<<Price>> per share, for a total cost ("the Cost") of $<<Cost>>, subject to all of the forfeiture and vesting provisions set forth in this Award Certificate (which is deemed to be an Award Agreement for the purposes of the Plan) and the terms and conditions set forth in the Plan (which is attached to this Award Certificate). The Secretary of the Company shall hold certificates representing the Restricted Stock being acquired by Holder, registered in Holder's name, for the Holder's benefit until such time as the restrictions lapse or the shares of Restricted Stock are forfeited to the Company. The date of the Sale is February 10, 1999 (the "Grant Date").

       2. SERVICE REQUIREMENT. Except as provided below, the Restricted Stock shall be subject to forfeiture, in whole or in part, by the Holder upon the termination of the Holder's employment with the Company prior to February 10, 2000, the one-year anniversary of the Grant Date (the "Vesting Date"). The Restricted Stock becomes vested as to twenty percent (20%) of the shares subject to the Award Certificate on the Grant Date. Thereafter, so long as the Holder has been employed or otherwise providing services to the Company or any of its affiliates or Service Providers continuously, the Restricted Stock becomes vested as to an additional twenty percent (20%) of the shares subject to the Award Certificate every three months until the shares are one hundred percent (100%) vested on the Vesting Date.

       3. TAX TREATMENT. THE HOLDER IS RESPONSIBLE FOR TAXES AT THE TIME OF VESTING EQUAL TO THE COST OF THE RESTRICTED STOCK AND ON ANY GAIN MADE UPON THE SUBSEQUENT SALE OF THE RESPECTIVE STOCK. THE HOLDER ACKNOWLEDGES HAVING RECEIVED A SECTION 83(B) ELECTION FORM, THAT THE SECTION 83(B) ELECTION FORM MUST BE FILED WITH THE IRS BEFORE MARCH 10, 1999.

       3. RISK OF FORFEITURE. Until such time as the Restricted Stock becomes fully vested as provided in this Award Certificate, the unvested portion of the Restricted Stock shall be forfeited upon the occurrence of a Forfeiture Event (as defined herein) and may not be sold, assigned, conveyed or otherwise disposed of, or pledged, mortgaged, hypothecated or otherwise encumbered by the Holder. A Forfeiture Event means a termination of Holder's employment or other service relationship, including termination due to the Holder's death or permanent and total disability (as defined in the Plan). If unvested Restricted Stock is forfeited, then the unvested Restricted Stock (and all certificates therefor) shall be immediately transferred to the Company without any payment by the Company. The certificate representing the Restricted Stock will be affixed with a legend setting forth the restrictions applicable to the transfer of the Restricted Stock.

       4. DELIVERY OF SHARES AND PAYMENT THEREFOR. When the restrictions applicable to the Restricted Stock lapse, a new certificate for the Restricted Stock, free of legends stating the applicable restrictions, shall be delivered to Holder.

       IN WITNESS WHEREOF, the Company has duly executed and delivered this Award Certificate, or caused this Award Certificate to be duly executed and delivered in its name and on its behalf, as of February 10, 1999.

                              CyberCash, Inc.

                              By:
                                   --------------------------

                              By:

                                   --------------------------




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